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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2005

                                EFC BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

     Delaware                       1-13605                   36-4193304
-------------------                 -------                   ----------
(State or other              (Commission File Number)        (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

1695 Larkin Avenue, Elgin, Illinois                              60123
-----------------------------------                              -----
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (847) 741-3900
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.
              ------------

         On December 15, 2005, EFC Bancorp, Inc. (the "Company") issued a press release announcing that at a special meeting of shareholders held on December 15, 2005, the Company's shareholders approved the pending merger with MAF Bancorp, Inc. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (a)    Financial Statements of Businesses Acquired: Not applicable

       (b)    Pro Forma Financial Information:  Not applicable

       (c)    Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release dated December 15, 2005





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EFC BANCORP, INC.




Date:  December 15, 2005               By: /s/ James J. Kovac
                                           -------------------------------------
                                           James J. Kovac
                                           President and Chief Operating Officer





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                                INDEX TO EXHIBITS
                                -----------------


Exhibit
-------

99.1                       Press Release dated December 15, 2005